Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Hawkins, Inc. (the Company) on Form 10-K for the period ended March 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, John R. Hawkins, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ John R. Hawkins

John R. Hawkins
Chief Executive Officer
June 27, 2003

A signed original of this written statement required by Section 906 has been provided to Hawkins, Inc. and will be retained by Hawkins, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.